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                                                                  Exhibit 10.4

                          AMENDED AND RESTATED BYLAWS

                                       OF

                        TELECOM WIRELESS SOLUTIONS, INC
                             A Delaware corporation

                                   ARTICLE I

                                    OFFICES

1.01 REGISTERED OFFICE. The initial registered office of the Corporation in the State of Delaware is set forth in the Corporation's original Certificate of Incorporation. The Corporation's Board of Directors ("Board") may by resolution from time to time change such registered office of the Corporation from one location to another location in the State of Delaware.

1.02 PRINCIPAL OFFICE. The principle office for the transaction of the business of the Corporation shall be established by the Board either within or without the State of Delaware. The Board may from time to time change said principal office from one location to another.

1.03 OTHER OFFICES. The Corporation may also have such other offices at such other places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

2.01 ANNUAL MEETINGS. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and date as the Board shall determine by resolution.

2.02 SPECIAL MEETINGS. A special meeting of the stockholders for the transaction of any proper business may be called at any time by the Board or by the President.

2.03 DATE, TIME AND PLACE OF MEETINGS. All meetings of the stockholders shall be held on such date and at such time and place, within or without the State of Delaware, as may from time to time be designated by resolution of the Board. If no designation is made, the place of meeting shall be the principal business office of the Corporation.

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2.04  NOTICE OF MEETINGS.

      (a) Written notice of each meeting of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at such meeting.

      (b) Except as otherwise required by law, the written notice of a meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation.

      (c) Every notice of a meeting of stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called.

2.05 ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place. Notice need not be given to any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

2.06 QUORUM. Subject to any express provision of law or the Certificate of Incorporation, or as otherwise provided by these Bylaws or by law, a majority of the shares of stock of the Corporation entitled to vote, present in person or by proxy, shall constitute a quorum at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote there at or any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time until a quorum shall be present

2.07 CONDUCT OF MEETING. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman's absence by the Vice Chairman of the Board, if any, or in the Vice Chairman's absence by the President, or in President's absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of any such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary's absence the chairman of the meeting may appoint any person to act as secretary of the meeting. Subject to the requirements of applicable law, all annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board may establish and, as to matters not governed by such rules and


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      procedures, as the chairman of such meeting shall determine.

2.08  VOTING.

      (a) With respect to any class or series of stock, each stockholder entitled to vote at a meeting shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by such stockholder and registered in the stockholder's name on the books of the Corporation on the date fixed pursuant to Section 2.12 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting.

      (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons (including proxyholders) have the same fiduciary relationship, shall be voted in accordance with the provisions of Section 217 of the Delaware General Corporation Law ("DGCL") or successor provisions thereof.

      (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by the stockholder's proxy appointed by an instrument in writing, subscribed and dated by such stockholder or by the stockholder's attorney thereunto authorized and delivered to the secretary of the meeting prior to the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who theretofore had given a proxy shall not have the effect of revoking the proxy unless the stockholder shall provide the secretary of the meeting a written notice of revocation or a duly executed proxy bearing a later date prior to the voting of the proxy which has been revoked or superseded.

      (d) Except as otherwise provided in these Bylaws or by law, in all matters other than the election of directors the affirmative vote of a majority of shares present in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected


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            by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. Shares withdrawn from a meeting prior to a vote of stockholders shall not be deemed present at the meeting for purposes of determining the number of shares necessary to approve any action taken at the meeting subsequent to the withdrawal of the shares. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a sufficient number of shares, whether initially present in person or by proxy, to leave less than a quorum, provided that any action taken, other than adjournment, is approved by at least a majority of the required quorum for such meeting or by such greater number as may be required by law or these Bylaws.

      (e) The vote of any meeting of the stockholders on any question need not be buy ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by the stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

2.09 LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of such stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within he city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.10 INSPECTORS OF ELECTION. In advance of any meeting of stockholders the Board may appoint an inspector or inspectors of election to act with respect to such vote. If no inspectors are appointed by the Board, or if any persons so appointed shall fail to appear or refuse to act, then the chairman of the meeting may appoint an inspector or inspectors of election. Each inspector of election so appointed shall execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of the inspector's ability. The inspectors of election shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of inspectors of election shall be in writing and subscribed and delivered by the inspectors to the Secretary of the Corporation. The inspectors of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector of election on any question other than a vote for or against a proposal in which officer shall have a material interest.


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2.11  ACTION WITHOUT MEETINGS.

      (a) Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting or such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

      (b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.11 to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

      (c) Any delivery pursuant to this Section 2.11 made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.12  FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

      (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next receding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.


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      (b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for the determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

      (c) In order that the Corporation may determine the stockholders entitled to receive payment for any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect to any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                  ARTICLE III

                               BOARD OF DIRECTORS

3.01 GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.02 NUMBER AND TERM OF OFFICE. The number of directors shall be no fewer than one (1) and no more than eleven (11) with the exact number of directors within such range determined from time to time by the Board. Directors shall be natural persons but need not be residents of the State of Delaware or stockholders of the


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      Corporation. Each of the directors of the Corporation shall hold office until the director's successor shall have been duly elected and shall qualify or until the director shall resign or shall have been removed in the manner hereinafter provided.

3.03 ELECTION OF DIRECTORS. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

3.04 RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.05 VACANCIES. Any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by law. Each director so chosen to fill a vacancy shall hold office until the director's successor shall have been elected and shall qualify or until the director shall resign or shall have been removed in the manner hereinafter provided.

3.06 PLACE OF MEETING. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting.

3.07 PARTICIPATION BY TELEPHONE. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee thereof designated by the Board may participate in any meeting of the Board, or any meeting of any committee of the Board, by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

3.08 ANNUAL MEETING. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

3.09 REGULAR MEETING. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.


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3.10  SPECIAL MEETINGS. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President or by a majority of the authorized number of directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to the director at the director's residence or usual place of business, at lease five (5) days before the day on which the meeting is to be held, or shall be sent to the director at such place by telephone, cable or overnight courier or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given.

3.11 QUORUM. Except as otherwise provided in these Bylaws or by law, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

3.12 VOTING. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. A director who withdraws from a meeting shall not be deemed present at the meeting for purposes of determining the number of director votes necessary to approve any action taken at the meeting subsequent to the withdrawal of the director. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a sufficient number of directors to leave less adjournment, is approved by at least a majority of the required quorum for such meeting or by such greater number as may be required by law or these Bylaws.

3.13 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

3.14 REMOVAL OF DIRECTORS. Any director may be removed at any time, either with or without cause, by the affirmative vote of the stockholders having a majority of the voting power of the Corporation given at a special meeting of the stockholders called for such purpose.

3.15 COMPENSATION. The directors shall receive such compensation for their services as directors as may be fixed by resolution of the Board from time to time. The Board may also provide that the Corporation shall reimburse a director for any expense incurred by the director on account of the director's attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.


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3.16  COMMITTEES. The Board may, by resolution passed by a majority of the whole
      Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

                                   ARTICLE IV

                                    OFFICERS

4.01  CORPORATE OFFICERS.

      (a) The officers of the Corporation shall be a President, a Secretary, and a Treasurer and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.01(b).

      (b) In addition to the officers specified in Section 4.01(a), the Board may appoint such other officers as the Board may deem necessary or advisable, including a Chairman of the Board, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office and perform such duties as the Board may from time to time determine. The Board may delegate to any officer or the Corporation or any committee of the Board the power to appoint, remove, and prescribe the duties of any officer provided for in this Section 4.01(b).

      (c)   One person may hold two or more offices.

4.02 ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The officers of the Corporation, except such officers as may be appointed in accordance with Sections 4.01(b) or 4.05, shall be appointed annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or the officer's successor shall be appointed and qualified. Officers shall be natural persons who have attained the age of eighteen (18) years, but need not be residents of the State of Delaware or stockholders of the Corporation

4.03 REMOVAL. Any officer of the Corporation may be removed, with or without cause, at any time at any regular or special meeting of the Board by a majority of the


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      directors of the Board at the time in office or, except in the case of an officer appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

4.04 RESIGNATIONS. Any officer may resign at any time by giving written notice of such officer's resignation to the Board, the President, or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board, President, or Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.05 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or other event, may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments to such office.

4.06 CHAIRMAN. The Chairman of the Board, if one is elected, shall preside at all meetings of the Board and of the stockholders and shall have and perform such other duties as from time to time may be assigned to the Chairman of the Board.

4.07 PRESIDENT. The President of the Corporation shall be the Chief Executive Officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its officers and employees. In the absence or non-appointment of a Chairman, the President shall preside at all meetings of the stockholders and all meetings of the Board if present thereat.

4.08 VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as the Board may from time to time prescribe. At the request of the President, or in case of the President's absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

4.09 SECRETARY. The Secretary shall have the duty to record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed. The Secretary shall see that all notices are duly given in accordance with these Bylaws and as required by law; shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned to the Secretary of the Board.

4.10 TREASURER. The Treasurer shall supervise, have custody of, and be responsible for all funds and securities of the Corporation. The Treasurer shall deposit all such funds in the name of the Corporation in such banks, trust companies or other


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      depositories as shall be selected by the Board or in accordance with authority delegated by the Board. The Treasurer shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. The Treasurer shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Treasurer shall, in general, perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Board. Unless otherwise provided by the Board, the Treasurer shall be the Chief Financial Officer of the Corporation.

4.11 COMPENSATION. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. No officer shall be prevented from receiving such compensation by reason of the fact that the officer is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving compensation therefor.

4.12 DELEGATION OF AUTHORITY. In the case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, any or all of the power or duties of such officer to any other officer or to any director.

                                   ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.01 EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

5.02 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each authorized person shall give such bond, if any, as the Board may require.

5.03 DOCUMENTS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by


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      the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation .

5.04 GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI

                           SHARES AND THEIR TRANSFER

6.01  CERTIFICATES FOR STOCK.

      (a) The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to have a certificate, in such form as the Board shall prescribe, signed by, or in the name of the Corporation by the Chairman or Vice Chairman of the Board, or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue.

      (b) A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of


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            cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04.

6.02 TRANSFER OF STOCK. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of share shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

6.03 REGULATIONS. The Board may make such rules and regulations as it may deem necessary or appropriate, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

6.04 LOST, STOLEN, DESTROYED, AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

                                  ARTICLE VII

                                INDEMNIFICATION

7.01 ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and


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      reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal actin or proceeding, that the person had reasonable cause to believe that such person's conduct was unlawful.

7.02 ACTIONS, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually or reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such expenses which the Court of Chancery or such other court shall deem proper.

7.03  DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under
      Section 7.01 or 7.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.01 and 7.02. Such determination shall be made (i) by the Board by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

7.04 INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in
      Section 7.01 or 7.02, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.


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7.05  PREPAID EXPENSES. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

7.06 OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

7.07 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.08 INSURANCE. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

7.09 CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect tot he resulting or surviving corporation as such person would if such person had served the resulting or surviving corporation in the same capacity.

7.10 OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise tases assessed on a person with respect to any employee benefit plan; and references to "serving at the request of


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      the Corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                                  ARTICLE VIII

                                 MISCELLANEOUS

8.01 SEAL. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation. If it is inconvenient to use such a seal at any time, the signature of the Chairman of the Board, any Vice Chairman of the Board, the President, the Secretary or an Assistant Secretary of the Corporation, followed by the word "Seal" enclosed in parenthesis, shall be deemed the seal of the Corporation.

8.02 WAIVER OF NORTICE. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Attendance of a person at a meeting (whether in person or by proxy in the case of a meeting of stockholders) shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

8.03 FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board.

8.04 AMENDMENTS. Except as otherwise provided herein or by law, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board, or (ii) by the stockholders, acting at any meeting of stockholders, without previous notice, or at any special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Any Bylaws altered, amended, or adopted by the Board may be altered, amended, or repealed by either the Board or the stockholders.


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8.05  REPRESENTATION OF OTHER CORPORATIONS. The President, any Vice President,
      or Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein grants to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations as may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

8.06 INSPECTION OF BOOKS. The Board of Directors shall have the power to determine which accounts and books of the Corporation, if any, shall be open to the inspection of stockholders, except such as may by law be specifically open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts and books which by law or by determination of the Board of Directors shall be open to inspection, and the stockholders' rights in this respect are and shall be restricted and limited accordingly.

                                   ARTICLE IX

                                EMERGENCY BYLAWS

9.01 EMERGENCY BYLAWS. This Article shall be operative during any emergency resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during any nuclear or atomic disaster or during the existence of any catastrophe or other similar emergency condition, as a result of which a quorum of the Board of Directors or any committee thereof cannot be readily convened (an "emergency"), notwithstanding any different or conflicting provision set forth elsewhere in these Bylaws or in the Certificate of Incorporation. To the extent not inconsistent with the provisions of this Article, the Bylaws set forth elsewhere herein and the provisions of the Certificate of Incorporation shall remain in effect during such emergency, and upon termination of such emergency, the provisions of this Article shall cease to be operative.

9.02 MEETINGS. During any emergency, a meeting of the Board of Directors or any committee thereof may be called by any director, or by the President, any Vice President, the Secretary or the Treasurer (the "Designated Officers") of the Corporation. Notice of the time and place of the meeting shall be given by any available means of communication by the person calling the meeting to such of the directors and/or Designated Officers as it may be feasible to reach. Such notice shall be given at such time in advance of the meeting as, in the judgment of the person calling the meeting, circumstances permit.

9.03 QUORUM. At any meeting of the Board of Directors or any committee thereof called in accordance with Section 9.2 of this Article, the presence or participation


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      of two directors, one director and a Designated Officer, or two Designated
      Officers, shall constitute a quorum for the transaction of business.

9.04 BYLAWS. At any meeting called in accordance with this Article, the Board of Directors or the committees thereof, as the case may be, may modify, amend or add to the provisions of this Article so as to make any provision that may be practical or necessary for the circumstances of the emergency.

9.05 LIABILITY. No director, officer or employee of the Corporation acting in accordance with the provisions of this Article shall be liable except for willful misconduct.

9.06 REPEAL OR CHANGE. The provision of this Article shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of the immediately preceding section of this Article with regard to action taken prior to the time of such repeal or change.


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